CSFB05-2G5AR2  --  5A5

CREDIT SUISSE FIRST BOSTON

Balance   $2,219,000.00   Delay           24            WAC   6.440000000    WAM    355

Coupon    6.00000         Dated           02/01/2005    NET   6              WALA   5

Settle    02/28/2005      First Payment   03/25/2005

Price	1	2	3	4	5	6	7	8	9	10

	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-00.00	6.128	6.134	6.144	6.159	6.180	6.198	6.243	6.270	6.319	6.366
99-08.00	6.107	6.111	6.117	6.126	6.138	6.149	6.177	6.193	6.223	6.251
99-16.00	6.087	6.088	6.090	6.093	6.097	6.101	6.111	6.116	6.127	6.136
99-24.00	6.066	6.065	6.063	6.060	6.056	6.053	6.045	6.040	6.031	6.022
100-00.00	6.045	6.042	6.036	6.027	6.015	6.005	5.979	5.964	5.935	5.908
100-08.00	6.025	6.019	6.009	5.995	5.975	5.957	5.913	5.888	5.840	5.795
100-16.00	6.004	5.996	5.982	5.962	5.934	5.909	5.848	5.812	5.745	5.682
100-24.00	5.984	5.973	5.956	5.930	5.894	5.862	5.782	5.737	5.650	5.569
101-00.00	5.964	5.950	5.929	5.898	5.853	5.814	5.717	5.662	5.556	5.457
101-08.00	5.943	5.927	5.903	5.865	5.813	5.767	5.652	5.587	5.462	5.345
101-16.00	5.923	5.905	5.876	5.833	5.773	5.720	5.588	5.512	5.368	5.234
101-24.00	5.903	5.882	5.850	5.801	5.733	5.673	5.523	5.437	5.274	5.122
102-00.00	5.883	5.860	5.824	5.769	5.693	5.626	5.459	5.363	5.181	5.011
102-08.00	5.863	5.837	5.798	5.737	5.653	5.579	5.395	5.289	5.088	4.901
102-16.00	5.843	5.815	5.772	5.706	5.614	5.533	5.331	5.215	4.996	4.790
102-24.00	5.824	5.793	5.746	5.674	5.574	5.486	5.267	5.141	4.903	4.681
103-00.00	5.804	5.771	5.720	5.643	5.535	5.440	5.203	5.068	4.811	4.571
103-08.00	5.784	5.749	5.694	5.611	5.495	5.394	5.140	4.995	4.719	4.462
103-16.00	5.765	5.727	5.668	5.580	5.456	5.348	5.077	4.922	4.628	4.353
103-24.00	5.745	5.705	5.643	5.549	5.417	5.302	5.014	4.849	4.536	4.244
104-00.00	5.726	5.683	5.617	5.518	5.378	5.256	4.951	4.776	4.445	4.136

Spread @ Center Price	135	144	151	155	168	174	180	180	177	172
WAL	22.83	18.28	14.12	10.59	7.87	6.43	4.43	3.76	2.92	2.42
Mod Durn	12.20	10.87	9.31	7.65	6.12	5.21	3.80	3.29	2.62	2.20
Principal Window	Feb26 - Nov29	May21 - Oct25	May17 - Jul21	Feb14 - Sep17	Mar12 - Feb14	Jan11 - Feb12	Apr09 - Oct09	Sep08 - Feb09	Dec07 - Mar08	Jun07 - Aug07

Prepay	100 PSA	150 PSA	200 PSA	250 PSA	300 PSA	350 PSA	500 PSA	600 PSA	800 PSA	1000 PSA

Treasury Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 2.894 3.435 3.612 3.858 4.266 4.649

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-2G5AR2  --  5A5

CREDIT SUISSE FIRST BOSTON

Balance   $2,219,000.00   Delay           24            WAC   6.440000000    WAM    355

Coupon    6.00000         Dated           02/01/2005    NET   6              WALA   5

Settle    02/28/2005      First Payment   03/25/2005

Price	1	2	3	4	5	6	7	8	9	10

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.